UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 1, 2010

Hines Global REIT, Inc.
__________________________________

(Exact name of registrant as specified in its charter)

Maryland	000-53964	26-3999995
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

On July 1, 2010, Hines Global REIT Properties LP (the “Operating Partnership”), a subsidiary of Hines Global REIT, Inc. (“Hines Global” or the “Company”), and MREF II MH SÀRL, a subsidiary of Moorfield Real Estate Fund II GP Ltd. (“Moorfield”), entered into a joint venture agreement to form a new joint venture entity called Hines-Moorfield UK Venture I S.à.r.l. (the “Joint Venture”). The Joint Venture is a S.à.r.l. formed under the laws of Luxembourg and is owned 60% and 40% by the Operating Partnership and Moorfield, respectively. The purpose of the Joint Venture is to acquire certain properties of a mixed-use development located in Birmingham, England.

On July 8, 2010, the Company filed a Current Report on Form 8-K (the "Initial Report") with regard to the Joint Venture's acquisition of several properties located in Birmingham, England (the "Brindleyplace project"), on July 7, 2010. The Brindleyplace Project consists of five office buildings including ground-floor retail, restaurant and theatre space, and a 903-space multi-story parking garage. After reasonable inquiry, the Company is not aware of any material factors relating to the property that would cause the reported financial information not to be necessarily indicative of future operating results. This amendment is being filed for the sole purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, and should be read in conjunction with the Initial Report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Property Acquired. The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.

Brindleyplace Project, Birmingham, England—For the Six Months Ended June 30, 2010 (Unaudited) and the Year Ended December 31, 2009

Independent Auditors’ Report
Statements of Revenues and Certain Operating Expenses
Notes to Statements of Revenues and Certain Operating Expenses

(b) Unaudited Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K/A and is filed herewith and incorporated herein by reference.

Hines Global REIT, Inc.

Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2010
Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2010
Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2009
Notes to Unaudited Pro Forma Consolidated Financial Statements

(d) Exhibits - None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global REIT, Inc.

September 22, 2010	By:	/s/ Ryan T. Sims
Name: Ryan T. Sims
Title: Chief Accounting Officer

INDEPENDENT AUDITORS’ REPORT

To the Partners of
Hines Global REIT Properties, L.P.
Houston, TX

We have audited the accompanying statement of revenues and certain operating expenses (the “Historical Summary”) of the portfolio of five office buildings located in the Brindleyplace business center of Birmingham, England (collectively, the “ Brindleyplace Project”) for the year ended December 31, 2009. This Historical Summary is the responsibility of the Brindleyplace Project’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as it relates to the Historical Summary as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Brindleyplace Project’s internal control over financial reporting as it relates to the Historical Summary. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K/A of Hines Global REIT, Inc.) as discussed in Note 2 to the Historical Summary and is not intended to be a complete presentation of the Brindleyplace Project’s revenues and expenses.

In our opinion, such Historical Summary presents fairly, in all material respects, the revenues and certain operating expenses of the Brindleyplace Project discussed in Note 2 to the Historical Summary for the year ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Houston, Texas
September 22, 2010

BRINDLEYPLACE PROJECT, BIRMINGHAM, ENGLAND
STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Six Months Ended June 30, 2010 (unaudited) and for the Year Ended December 31, 2009

	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009
Revenues -
Rental revenue	$13,666,416	$28,055,519
Certain Operating Expenses:
Utilities	964,735	1,541,686
Real estate taxes	67,127	87,525
Repairs and maintenance	567,594	1,127,628
Cleaning services	306,167	702,739
Salaries and wages	710,266	1,567,644
Building management services	638,747	1,525,025
Insurance	164,334	301,834
Total certain operating expenses	3,418,970	6,854,081
Revenues in excess of certain operating expenses	$10,247,446	$21,201,438

See accompanying notes to statements of revenues and certain operating expenses.

BRINDLEYPLACE PROJECT, BIRMINGHAM, ENGLAND
NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Six Months Ended June 30, 2010 (unaudited) and for the Year Ended December 31, 2009

(1)              Organization

In June 2010, Hines Global REIT, Inc. (the “Company”) formed the Brindleyplace JV, a joint venture with MREF II MH SARL, a subsidiary of Moorfield Real Estate Fund II GP Ltd. (“Moorfield”) to acquire certain properties that are a part of a mixed-use development in Birmingham, England. The Company invested in the Brindleyplace JV through Hines Global REIT Properties, L.P., its majority owned subsidiary and owns a 60% interest in the Brindleyplace JV. The remaining 40% interest in the Brindleyplace JV is held by Moorfield. On July 7, 2010, the Brindleyplace JV completed its acquisition of the properties, which consisted of five office buildings including ground-floor retail, restaurant and theatre space, and a 903-space multi-story garage located in Birmingham, England (the “Brindleyplace Project”).  The Brindleyplace Project contains 560,200 square feet (unaudited) of rentable area. The Brindleyplace Project is managed by GVA Grimley Limited, and the initial asset management service has been outsourced to Argent Estates Limited, neither of which are affiliates of the Company.

(2)              Basis of Presentation

The statements of revenues and certain operating expenses (the “Historical Summaries”) have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. These Historical Summaries include the historical revenues and operating expenses of the Brindleyplace Project, exclusive of interest income and interest expense, early lease termination fees, management fees, and depreciation and amortization, which may not be comparable to the corresponding amounts reflected in the future operations of the Brindleyplace Project.

The statement of revenues and certain operating expenses and notes thereto for the six months ended June 30, 2010 included in this report is unaudited.  In the opinion of the Company’s management, all adjustments necessary for a fair presentation of such statement of revenues and certain operating expenses have been included.  Such adjustments consisted of normal recurring items.  Interim results are not necessarily indicative of results for a full year.

(3)              Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company's management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(4)              Significant Accounting Policies

(a)                       Revenue Recognition

The Brindleyplace Project’s operations consist of rental revenue earned from the tenants under leasing arrangements which provide for minimum rent, escalations, and charges to the tenants for operating expenses.  Rental revenue related to the recovery of operating expenses was $3,276,602 for the six months ended June 30, 2010 and $6,633,908 for the year ended December 31, 2009.

The leases with the tenants are net leases, and have been accounted for as operating leases. Rental revenue is recognized on a straight-line basis over the life of the lease including rent holidays, if any, which resulted in rental revenue in excess of contractual rent of $357,597 for the six months ended June 30, 2010 and $256,772 for the year ended December 31, 2009.

(b)                       Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

 (c)                       International Operations

The Great British pound is the functional currency for the Brindleyplace Project. The Historical Summaries of the Brindleyplace Project have been translated into U.S. dollars for reporting purposes using the average exchange rate for the period.

BRINDLEYPLACE PROJECT, BIRMINGHAM, ENGLAND
NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES – (Continued)

(5)              Rental Revenue
The aggregate annual minimum future rental revenue on noncancelable operating leases in effect as of December 31, 2009 is as follows:

Year ended December 31:	Amount
2010	$12,926,123
2011	13,221,056
2012	9,720,459
2013	8,588,039
2014	7,711,549
Thereafter	57,474,632
Total	$109,641,858

Total minimum future rental revenue represents the base rent that tenants are required to pay under the terms of their leases exclusive of charges for operating expenses and real estate taxes.   The annual minimum future rental revenue reflects the annual base rent in effect at December 31, 2009. There were no contingent rents for the six months ended June 30, 2010 and the year ended December 31, 2009.

Of the total rental revenue for the six months ended June 30, 2010, 26% was earned from a tenant in the information industry whose lease expires in 2012, 18% was earned from a tenant in the finance and insurance industry whose lease expires in 2028, and 11% was earned from a tenant in the accounting industry whose lease expires in 2016.  In addition, of the total rental revenue for the six months ended June 30, 2010, 27% was earned from two tenants in the information industry, 25% was earned from five tenants in the finance and insurance industry, 11% was earned from a tenant in the accounting industry, 11% was earned from five tenants in other professional services industry, and 10% was earned from four tenants in the real estate industry.  The Brindleyplace Project did not earn rental revenue from any other tenants or industry concentration of tenants that represent more than 10% of its total rental revenue for the six months ended June 30, 2010.

Of the total rental revenue for the year ended December 31, 2009, 26% was earned from a tenant in the information industry whose lease expires in 2012, 18% was earned from a tenant in the finance and insurance industry whose lease expires in 2028, and 11% was earned from a tenant in the accounting industry whose lease expires in 2016.  In addition, of the total rental revenue for the year ended December 31, 2009, 27% was earned from two tenants in the information industry, 25% was earned from five tenants in the finance and insurance industry, 11% was earned from four tenants in the real estate industry, 11% was earned from a tenant in the accounting industry and 10% was earned from five tenants in other professional services industry.  The Brindleyplace Project did not earn rental revenue from any other tenants or industry concentration of tenants that represent more than 10% of its total rental revenue for the year ended December 31, 2009.

*****

HINES GLOBAL REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Hines Global REIT, Inc. (“Hines Global” and, together with Hines Global REIT Properties, LP (the “Operating Partnership”), the “Company”) made the following acquisitions since January 1, 2010:

Property Name	Date of Acquisition	Net Purchase Price
17600 Gillette	June 9, 2010	$20.4 million
Brindleyplace Project	July 7, 2010	$282.5 million
Hock Plaza	September 8, 2010	$97.9 million

In June 2010, the Operating Partnership formed the Brindleyplace JV, a joint venture with MREF II MH SARL, a subsidiary of Moorfield Real Estate Fund II GP Ltd. (“Moorfield”) to acquire certain properties that are a part of a mixed-use development in Birmingham, England. The Company owns a 60% interest in the Brindleyplace JV and Moorfield holds the remaining 40% interest. Based on the Company’s majority voting interest as well as certain additional voting rights and other factors, the Company has consolidated the Brindleyplace JV and related amounts of noncontrolling interest in its financial statements.

On July 7, 2010, the Brindleyplace JV acquired several properties located in Birmingham, England (the “Brindleyplace Project”). The Brindleyplace Project consists of five office buildings including ground-floor retail, restaurant and theatre space, and a 903-space multi-story parking garage purchased for £186.2 million ($282.5 million assuming a rate of $1.52 per GBP based on the transaction date), exclusive of transaction costs, financing fees and working capital reserves.

The unaudited pro forma consolidated balance sheet assumes the acquisition of the Brindleyplace Project occurred on June 30, 2010. The unaudited pro forma consolidated statements of operations assume that the Company’s acquisitions of the Brindleyplace Project and 17600 Gillette occurred on January 1, 2009.

In management’s opinion, all adjustments necessary to reflect the effects of these acquisitions have been made. The unaudited pro forma consolidated statements of operations are not necessarily indicative of what actual results of operations would have been had the Company made these acquisitions on the first day of each period presented, nor does it purport to represent the results of operations for future periods. In addition, pro forma adjustments related to the purchase price allocation of the Brindleyplace Project are preliminary and subject to change.

On September 8, 2010, the Company acquired Hock Plaza, a 12-story office building located in Durham, North Carolina. The financial statements of Hock Plaza are required to be filed on or before November 24, 2010. As a result, no adjustments have been included in the unaudited pro forma balance sheet or statements of operations related to Hock Plaza.

HINES GLOBAL REIT, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
As of June 30, 2010
(in thousands)

	June 30, 2010	Adjustment for Brindleyplace		Pro Forma
ASSETS
Investment property, net	$10,039,045	$169,570,743	(a)	$179,609,788
Cash and cash equivalents	113,450,447	(42,340,229)	(a)	71,110,218
Tenant and other receivables	1,876,613	—		1,876,613
Intangible lease assets, net	10,191,682	112,902,105	(a)	123,093,787
Deposits on investment property	34,634,900	(28,634,900)	(a)	6,000,000
Deferred financing costs, net	55,405	—		55,405
Other assets	17,500	—		17,500
Total Assets	$170,265,592	$211,497,719		$381,763,311
LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued expenses	$2,517,696	$—		$2,517,696
Notes payable	—	183,656,655	(b)	183,656,655
Due to affiliates	1,558,168	4,492,419	(c)	6,050,587
Other liabilities	8,636	—		8,636
Distributions payable	965,505	—		965,505
Total liabilities	5,050,005	188,149,074		193,199,079
Commitments and Contingencies
Stockholders’ equity:
Preferred shares, $.001 par value; 500,000,000 preferred shares authorized, none issued or outstanding as of June 30, 2010	—	—		—
Common shares, $.001 par value; 1,500,000,000 common shares authorized as of June 30, 2010; 18,458,929 common shares issued and outstanding as of June 30, 2010	18,459	—		18,459
Additional paid-in capital	157,763,983	—		157,763,983
Retained deficit	(3,287,144)	(4,492,419)	(c)	(7,779,563)
Accumulated other comprehensive income	17,183	(190,160)		(172,977)
Stockholders’ equity	154,512,481	(4,682,579)		149,829,902
Noncontrolling interests	10,703,106	28,031,224	(d)	38,734,330
Total Equity	165,215,587	23,348,645		188,564,232
Total Liabilities and Equity	$170,265,592	$211,497,719		$381,763,311

See notes to unaudited pro forma consolidated balance sheet and notes to unaudited pro forma consolidated financial statements.

Notes to Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2010

(a)
To record the pro forma effect of the Company’s acquisition of the Brindleyplace Project, assuming it had occurred on June 30, 2010.  The purchase price was £186.2 million ($282.5 million assuming a rate of $1.52 per GBP based on the transaction date), which was allocated to investment property, net and intangible lease assets.  The acquisition was funded by contributions from the Company and Moorfield and a £121.1 million secured mortgage facility ($183.7 million assuming a rate of $1.52 per GBP based on the transaction date).  Pro forma adjustments related to the purchase price allocation of the Brindleyplace Project are preliminary and subject to change.

(b)	To record the pro forma effect of permanent financing related to the Company’s acquisition of the Brindleyplace Project, assuming it was in place by June 30, 2010.

(c)	To record the pro forma effect of the Company's 2% acquisition fee and 1% financing fee related to the Brindleyplace Project.

(d)	To record the pro forma effect of Moorfield’s investment in the Brindleyplace JV assuming it had taken place on June 30, 2010.

HINES GLOBAL REIT, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2010

	Six Months Ended June 30, 2010	Adjustment for Brindleyplace Acquisition		Other Adjustments		Pro Forma

Revenues:
Rental revenue	$133,444	$13,666,416	(a)	$935,228	(g)	$14,735,088
Other revenue	401	—		3,563	(g)	3,964
Total revenues	133,845	13,666,416		938,791		14,739,052
Expenses:
Property operating expenses	8,561	3,351,843	(a)	51,034	(h)	3,411,438
Real property taxes	15,639	67,127	(a)	109,091	(h)	191,857
Property management fees	2,324	174,750	(b)	9,411	(i)	186,485
Depreciation and amortization	57,437	13,409,845	(a)	413,512	(h)	13,880,794
Acquisition related expenses	2,582,813	(2,055,287)	(c)	(174,094)	(c)	353,432
Asset management and acquisition fees	425,315	544,127	(j)	(204,956)	(j)	764,486
General and administrative expenses	775,293	—		—		775,293
Total expenses	3,867,382	15,492,405		203,998		19,563,785
Income (loss) before interest income (expense)	(3,733,537)	(1,825,989)		734,793		(4,824,733)
Interest expense	—	(3,590,488)	(d)	—		(3,590,488)
Interest income	25,029	—		—		25,029
Net income (loss)	$(3,708,508)	$(5,416,477)		$734,793		$(8,390,192)
Net loss attributable to noncontrolling interests	828,996	1,948,940	(e)	—		2,777,936
Net income (loss) attributable to common stockholders	$(2,879,512)	$(3,467,537)		$734,793		$(5,612,256)

Basic and diluted income (loss) per common share:	$(0.29)	$(0.45)		0.73		$(0.30)
Weighted average number common shares outstanding	9,785,063	7,665,461	(f)	1,008,405	(k)	18,458,929

See notes to unaudited pro forma consolidated statement of operations and notes to unaudited pro forma consolidated financial statements.

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the
Six Months Ended June 30, 2010

(a)
To record the pro forma effect of the Company’s acquisition of the Brindleyplace Project, assuming that the acquisition had occurred on January 1, 2009. Adjustments are based on the historical results of operations of the Brindleyplace Project. Pro forma adjustments to depreciation and amortization expenses were based on the purchase price allocation of the Brindleyplace Project, which is preliminary and subject to change.

(b)
To record the pro forma effect of the property management fee assuming that the acquisition of the Brindleyplace Project had occurred on January 1, 2009.  The property management fees are fixed fees based on management contracts for each asset.

(c)	To eliminate the effect of non-recurring acquisition expenses recorded in relation to the Company’s acquisition of the Brindleyplace Project and 17600 Gillette.

(d)
To record the pro forma effect of the Company’s interest expense assuming that the Company had permanent financing in place as of January 1, 2009 related to its acquisition of the Brindleyplace Project. On July 7, 2010, the Company entered into a £121.1 million ($183.7 million assuming a rate of $1.52 per GBP based on the transaction date) mortgage with Eurohypo AG.  Interest on approximately £90.8 million ($137.7 million assuming a rate of $1.52 per GBP based on the transaction ate) of the loan balance was fixed at closing at 3.91% through multiple 5-year swaps with Eurohypo.

(e)
To allocate 40% the pro forma net income of the Brindleyplace JV to the Company’s joint venture partner Moorfield in accordance with the joint venture agreement, excluding pro forma adjustments related to the Company's asset management fee.

(f)
To record the pro forma effect of the proceeds required from the issuance of shares of the Company’s common stock to complete the acquisitions described in (a) and (b) above, less amounts received from the financing activities described in (d) above.  This adjustment assumes: (i) that the Company sold shares at a price of $10 per share less commissions, dealer manager fees and issuer costs, (ii) that these shares were all outstanding on January 1, 2009 and (iii) that the ending number of shares outstanding on January 1, 2009 was equal to the number of shares outstanding on June 30, 2010, per the Company's quarterly report on Form 10-Q.

(g)
To record the pro forma effect of the Company’s acquisition of 17600 Gillette based on its historical results of operations, assuming that the acquisition had occurred on January 1, 2009. Included in this adjustment is a reduction to rental revenue of approximately $506,000 related to amortization of the above-market lease.

(h)
To record the pro forma effect of the Company’s acquisition of 17600 Gillette assuming that the acquisition had occurred on January 1, 2009. Adjustments are based on the historical results of operations of 17600 Gillette.

(i)	To record the pro forma effect of the Company's property management fee (1.25% of total revenues) assuming that the acquisition of 17600 Gillette had occurred on January 1, 2009.

(j)
To record the pro forma effect of the Company's 1.5% asset management fee assuming that the acquisitions of 17600 Gillette and the Brindleyplace Project had occurred on January 1, 2009. In addition, this adjustment includes approximately $407,000 required to eliminate the effect of a non-recurring acquisition fee included in the Company’s statement of operations for the six months ended June 30, 2010 related to the acquisition of 17600 Gillette.

(k)	To record the pro forma effect of the proceeds required from the issuance of shares of the Company’s common stock to complete the acquisitions described in (h) above.

HINES GLOBAL REIT, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2009

	Year Ended December 31, 2010	Adjustment for the Brindleyplace Acquisition		Other Adjustments		Pro Forma

Revenues:
Rental revenue	$—	$28,055,519	(a)	$2,137,344	(f)	$30,192,863
Other revenue	—	—		7,927	(f)	7,927
Total revenues	—	28,055,519		2,145,271		30,200,790
Expenses:
Property operating expenses	—	6,766,556	(a)	119,190	(g)	6,885,746
Real property taxes	—	87,525	(a)	249,460	(g)	336,985
Property management fees	—	349,500	(b)	26,816	(h)	376,316
Depreciation and amortization	—	26,819,690	(a)	941,898	(g)	27,761,588
Acquisition related expenses	—	—		—		—
Asset management and acquisition fees	—	1,088,254	(i)	440,719	(i)	1,528,973
Organizational expenses	337,397	—		—		337,397
General and administrative expenses	227,611	—		—		227,611
Total expenses	565,008	35,111,525		1,778,083		37,454,616
Income (loss) before interest income (expense)	(565,008)	(7,056,006)		367,188		(7,253,826)
Interest expense	—	(7,180,975)	(c)	—		(7,180,975)
Interest income	3,054	—		—		3,054
Net income (loss)	$(561,954)	$(14,236,981)		$367,188		$(14,431,747)
Net loss attributable to noncontrolling interests	154,322	5,259,491	(d)	—		5,413,813
Net income (loss) attributable to common stockholders	$(407,632)	$(8,977,490)		$367,188		$(9,017,934)

Basic and diluted income (loss) per common share:	$(1.19)	$(1.17)		$0.04		$(0.49)
Weighted average number common shares outstanding	342,558	7,665,461	(e)	10,450,910	(j)	18,458,929

See notes to unaudited pro forma consolidated statement of operations and notes to unaudited pro forma consolidated financial statements.

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the
Year Ended December 31, 2009

(a)
To record the pro forma effect of the Company’s acquisitions of the Brindleyplace Project, assuming that the acquisition had occurred on January 1, 2009. Adjustments are based on the historical results of operations of the Brindleyplace Project. Pro forma adjustments to depreciation and amortization expense were based on the purchase price allocation of the Brindleyplace Project are preliminary and subject to change.

(b)
To record the pro forma effect of the property management fee assuming that the acquisition of the Brindleyplace Project had occurred on January 1, 2009.  The property management fees are fixed fees based on management contracts for each asset.

(c)
To record the pro forma effect of the Company’s interest expense assuming that the Company had permanent financing in place as of January 1, 2009 related to its acquisition of the Brindleyplace Project. On July 7, 2010, the Company entered into a £121.1 million ($183.7 million assuming a rate of $1.52 per GBP based on the transaction date) mortgage with Eurohypo AG.  Interest on approximately £90.8 million ($137.7 million assuming a rate of $1.52 per GBP based on the transaction ate) of the loan balance was fixed at closing at 3.91% through multiple 5-year swaps with Eurohypo.

(d)
To allocate 40% the pro forma net income of the Brindleyplace JV to the Company’s joint venture partner Moorfield in accordance with the joint venture agreement, excluding pro forma adjustments related to the Company's asset management fee.

(e)
To record the pro forma effect of the proceeds required from the issuance of shares of the Company’s common stock to complete the acquisitions described in (a) and (b) above, less amounts received from the financing activities described in (d) above.  This adjustment assumes: (i) that the Company sold shares at a price of $10 per share less commissions, dealer manager fees and issuer costs, (ii) that these shares were all outstanding on January 1, 2009 and (iii) that the ending number of shares outstanding on January 1, 2009 was equal to the number of shares outstanding on June 30, 2010, per the Company's quarterly report on Form 10-Q.

(f)
To record the pro forma effect of the Company’s acquisition of 17600 Gillette based on its historical results of operations, assuming that the acquisition had occurred on January 1, 2009. Included in this adjustment is a reduction to rental revenue of $1.0 million related to amortization of the above-market lease.

(g)
To record the pro forma effect of the Company’s acquisition of 17600 Gillette assuming that the acquisition had occurred on January 1, 2009. Adjustments are based on the historical results of operations of 17600 Gillette.

(h)	To record the pro forma effect of the Company's property management fee (1.25% of total revenues) assuming that the acquisition of 17600 Gillette had occurred on January 1, 2009.

(i)
To record the pro forma effect of the Company's 1.5% asset management fee assuming that the acquisitions of 17600 Gillette and the Brindleyplace Project had occurred on January 1, 2009. No pro forma adjustments were recorded related to acquisition fees as they are non-recurring charges which arise directly from the acquisitions.

(j)	To record the pro forma effect of the proceeds required from the issuance of shares of the Company’s common stock to complete the acquisition described in (g) above.

HINES GLOBAL REIT, INC.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2010
and the Year Ended December 31, 2009

(1)  Investment Properties Acquired After January 1, 2009

On June 9, 2010, the Company acquired 17600 Gillette, a two-story office building located in Irvine, California. The building was constructed in 1977 and contains 98,925 square feet of rentable area which is 100% leased.

On July 7, 2010, the Brindleyplace JV consummated its acquisition of the Brindleyplace Project. The Brindleyplace Project consists of five office buildings including ground-floor retail, restaurant and theatre space, and a 903-space multi-story parking garage constructed from 1997 - 2000. The Brindleyplace Project consists of 560,200 square feet of rentable area that is 99.2% leased to 29 tenants.

The contract purchase price for the Brindleyplace Project was £186.2 million ($282.5 million assuming a rate of $1.52 per GBP based on the transaction date), exclusive of transaction costs, financing fees and working capital reserves. The Brindleyplace JV funded the acquisition using contributions from the venturers and proceeds from a secured mortgage facility agreement entered into with Eurohypo AG in the aggregate amount of £121.1 million ($183.7 million assuming a rate of $1.52 per GBP based on the transaction date.

The unaudited pro forma consolidated statements of operations assume that all acquisitions described above occurred on January 1, 2009 and the unaudited pro forma consolidated balance sheet assumes that the Brindleyplace Project acquisitions described above occurred on June 30, 2010.